SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                            --------------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  May 21, 2002


                                    NISOURCE INC.
                                    -------------
                  (Exact Name of Registrant as Specified in Charter)

                Delaware              001-16189             35-2108964
             (State or Other       (Commission File       (IRS Employer
             Jurisdiction of           Number)         Identification No.)
             Incorporation)

                                COLUMBIA ENERGY GROUP
                                ---------------------
                  (Exact Name of Registrant as Specified in Charter)

                Delaware               001-1098             13-1594808
             (State or Other       (Commission File       (IRS Employer
             Jurisdiction of           Number)         Identification No.)
             Incorporation)

                       NORTHERN INDIANA PUBLIC SERVICE COMPANY
                       ---------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                Indiana                 1-4125              35-0552990
             (State or Other       (Commission File       (IRS Employer
             Jurisdiction of           Number)         Identification No.)
             Incorporation)

                                    801 East 86th
                                       Avenue,
                                    Merrillville,
                                    Indiana 46410
                                    (877) 647-5990
                                     (Address and
                                 Telephone Number of
                                 Principal Executive
                                       Offices)


   Item 4.   Changes in Registrant's Certifying Accountant.

        On May 21, 2002, the Board of Directors of NiSource Inc. (the "Company"), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the independent public accountants for the Company and its subsidiaries, Columbia Energy Group and Northern Indiana Public Service Company (collectively, the "Registrants"), and decided to engage Deloitte & Touche LLP to serve as the Registrants' independent public accountants for 2002.

        Andersen's reports on the Registrants' consolidated financial statements for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the Registrants' two most recent fiscal years and the subsequent interim period, there have been no disagreements between the Registrants and Andersen on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on any Registrant's consolidated financial statements for any such year.

        During the Company's two most recent fiscal years and through May 21, 2002, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Registrants have requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the above statements made by the Registrants. A copy of the letter, dated May 21, 2002, is filed as
   Exhibit 16.1 to this Current Report on Form 8-K.

        During the Registrants' two most recent fiscal years and through May 21, 2002, the Registrants did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on any Registrant's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


   Item 7.   Financial Statements, Pro Forma Financial Statements and
   Exhibits

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

             99.1      Press Release dated May 21, 2002.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.


   Date:     May 21, 2002             By:    /s/ Stephen P. Adik
                                           -----------------------------
                                           Stephen P. Adik
                                           Vice Chairman

                                      COLUMBIA ENERGY GROUP


   Date:     May 21, 2002             By:    /s/ Michael W. O'Donnell
                                           -----------------------------
                                           Michael W. O'Donnell
                                           President

                                      NORTHERN INDIANA PUBLIC
                                      SERVICE COMPANY


   Date:     May 21, 2002             By:    /s/ Barrett Hatches
                                           -----------------------------
                                           Barrett Hatches
                                           President and Chief
                                           Executive Officer



                                EXHIBIT INDEX

    Exhibit No.     Description
    ----------      -----------

    16 Letter of Arthur Andersen LLP regarding change in certifying accountant.

    99.1            Press Release dated May 21, 2002